Other Disclosures	12 Months Ended
Dec. 31, 2020
Other Disclosures
Other Disclosures

Section 5 – Other Disclosures

This section is comprised of various statutory disclosures or notes that are of secondary importance for the understanding of Genmab’s financials.

5.1 – Remuneration of the Board of Directors and Executive Management

The total remuneration of the Board of Directors and Executive Management is as follows:

(DKK million)	2020	2019	2018

Wages and salaries	48	42	34
Share-based compensation expenses	43	38	32
Defined contribution plans	2	1	1

Total	93	81	67

The remuneration packages for the Board of Directors and Executive Management are described in further detail in Genmab’s 2020 Compensation Report. The remuneration packages are denominated in DKK, EUR, or USD. The Compensation Committee of the Board of Directors performs an annual review of the remuneration packages. All incentive and variable remuneration is considered and adopted at the Company’s  Annual General Meeting.

In accordance with Genmab’s accounting policies, described in note 2.3,  share-based compensation is included in the income statement and reported in the remuneration tables in this note. Such share-based compensation expense represents a calculated fair value of instruments granted and does not represent actual cash compensation received by the board members or executives. Please refer to note 4.6 for additional information regarding Genmab’s share-based compensation programs.

REMUNERATION TO THE BOARD OF DIRECTORS

	Base board fee	Committee fees	Shared-based compensation expenses	2020	Base board fee	Committee fees	Shared-based compensation expenses	2019	Base board fee	Committee fees	Shared-based compensation expenses	2018
(DKK million)

Deirdre P. Connelly	1.1	0.5	0.7	2.3	0.8	0.5	0.9	2.2	0.7	0.3	0.7	1.7
Pernille Erenbjerg	0.7	0.4	0.4	1.5	0.4	0.3	0.4	1.1	0.4	0.3	0.5	1.2
Mats Pettersson*	0.3	0.1	1.6	2.0	1.2	0.2	0.8	2.2	1.2	0.3	0.9	2.4
Anders Gersel Pedersen	0.4	0.4	0.5	1.3	0.4	0.4	0.6	1.4	0.5	0.3	0.6	1.4
Paolo Paoletti	0.4	0.3	0.4	1.1	0.4	0.3	0.4	1.1	0.4	0.2	0.5	1.1
Rolf Hoffmann	0.4	0.3	0.5	1.2	0.4	0.3	0.8	1.5	0.4	0.3	0.7	1.4
Jonathan Peacock**	0.3	0.3	0.4	1.0	-	-	-	-	-	-	-	-
Peter Storm Kristensen*****	0.4	-	0.4	0.8	0.4	-	0.4	0.8	0.4	-	0.3	0.7
Rick Hibbert****	-	-	-	-	0.1	-	0.4	0.5	0.4	-	0.3	0.7
Rima Bawarshi Nassar***	0.1	-	-	0.1	-	-	-	-	-	-	-	-
Mijke Zachariasse*****	0.4	-	0.1	0.5	0.3	-	-	0.3	-	-	-	-
Daniel J. Bruno***	0.3	-	(0.4)	(0.1)	0.4	-	0.4	0.8	0.4	-	0.3	0.7

Total	4.8	2.3	4.6	11.7	4.8	2.0	5.1	11.9	4.8	1.7	4.8	11.3

* Stepped down from the Board of Directors at the Annual General Meeting in March 2020. ** Elected to the Board of Directors at the Annual General Meeting in March 2020.*** Daniel J. Bruno stepped down from the Board of Directors and Rima Bawarshi Nassar replaced Daniel J. Bruno on the Board of Directors as an employee elected board member during August 2020.

**** Stepped down from the Board of Directors at the Annual General Meeting in March 2019.

***** Employee elected board member

Please refer to the section “Board of Directors” in Management’s Review for additional information regarding the Board of Directors.

REMUNERATION TO THE EXECUTIVE MANAGEMENT

	2020
	Base Salary	Defined Contribution Plans	Other Benefits	Annual Cash Bonus	Share-Based Compensation Expenses	Total
(DKK million)

Jan van de Winkel	7.3	1.0	1.0	8.4	19.6	37.3
Anthony Pagano*	3.0	0.1	-	2.3	5.2	10.6
Anthony Mancini**	3.1	0.1	3.3	2.0	3.1	11.6
Judith Klimovsky	4.0	0.1	0.1	3.0	12.7	19.9
David A. Eatwell*	0.9	0.1	2.5	-	(2.3)	1.2

Total	18.3	1.4	6.9	15.7	38.3	80.6

* David A. Eatwell stepped down as CFO on February 29, 2020, and Anthony Pagano was appointed Chief Financial Officer and member of the Executive Management on March 1, 2020.

** Appointed Chief Operating Officer and member of the Executive Management in March 2020.

	2019
	Base Salary	Defined Contribution Plans	Other Benefits	Annual Cash Bonus	Share-Based Compensation Expenses	Total
(DKK million)

Jan van de Winkel	7.3	1.0	3.6	8.4	14.9	35.2
David A. Eatwell	4.3	0.1	0.9	3.2	8.0	16.5
Judith Klimovsky	4.1	0.1	-	3.1	9.7	17.0

Total	15.7	1.2	4.5	14.7	32.6	68.7

	2018
	Base Salary	Defined Contribution Plans	Other Benefits	Annual Cash Bonus	Share-Based Compensation Expenses	Total
(DKK million)

Jan van de Winkel	7.1	1.2	0.2	6.4	13.4	28.3
David A. Eatwell	3.9	0.2	1.4	2.1	8.1	15.7
Judith Klimovsky	3.6	0.1	0.2	2.1	5.9	11.9

Total	14.6	1.5	1.8	10.6	27.4	55.9

Please refer to the section “Senior Leadership” in Management’s Review for additional information regarding the Executive Management

Severance Payments:

In the event Genmab terminates the service agreements with each member of the Executive Management team without cause, Genmab is obliged to pay the Executive Officer his/her existing salary for one or two years after the end of the one year notice period. However, in the event of termination by Genmab (unless for cause) or by a member of Executive Management as a result of a change of control of Genmab, Genmab is obliged to pay a member of the Executive Management a compensation equal to his/her existing total salary (including benefits) for up to two years in addition to the notice period. In case of the termination of the service agreements of the Executive Management without cause, the total impact on our financial position is estimated to be approximately DKK 52 million as of December 31, 2020  (2019: DKK 46 million, 2018: DKK 42 million).

Please refer to note 5.5 for additional information regarding the potential impact in the event of change of control of Genmab.

5.2 – Related Party Disclosures

Genmab’s related parties are the parent company’s subsidiaries, Board of Directors, Executive Management, and close members of the family of these persons.

TRANSACTIONS WITH THE BOARD OF DIRECTORS AND EXECUTIVE MANAGEMENT

Genmab has not granted any loans, guarantees, or other commitments to or on behalf of any of the members of the Board of Directors or Executive Management.

Other than the remuneration and other transactions relating to the Board of Directors and Executive Management described in note 5.1, no other significant transactions have taken place with the Board of Directors or the Executive Management during 2020, 2019 and 2018.

5.3 – Company Overview

Genmab A/S (parent company) holds investments either directly or indirectly in the following subsidiaries:

Name	Domicile	Ownership and votes 2020	Ownership and votes 2019
Genmab B.V.	Utrecht, the Netherlands	100%	100%
Genmab Holding B.V.	Utrecht, the Netherlands	100%	100%
Genmab US, Inc.	New Jersey, USA	100%	100%
Genmab K.K.	Tokyo, Japan	100%	100%

5.4 – Commitments

GUARANTEES AND COLLATERALS

There were no bank guarantees as of December 31, 2020 or 2019.

OTHER PURCHASE OBLIGATIONS

Genmab has entered into a number of agreements primarily related to research and development activities. These short term contractual obligations amounted to DKK 1,074 million as of December 31, 2020, all of which is due in less than two years (2019: DKK 564 million).

Genmab also has certain contingent commitments under license and collaboration agreements that may become due for future payments. As of December 31, 2020, these contingent commitments amounted to approximately DKK 14,638 million (USD 2,418 million) in potential future development, regulatory and commercial milestone payments to third parties under license and collaboration agreements for our pre-clinical and clinical-stage development programs as compared to DKK 9,520 million (USD 1,426 million) as of December 31, 2019. These milestone payments generally become due and payable only upon the achievement of certain development, clinical, regulatory or commercial milestones. The events triggering such payments or obligations have not yet occurred.

In addition to the above obligations, we enter into a variety of agreements and financial commitments in the normal course of business. The terms generally allow Genmab the option to cancel, reschedule and adjust our requirements based on our business needs prior to the delivery of goods or performance of services. It is not possible to predict the maximum potential amount of future payments under these agreements due to the conditional nature of our obligations and the unique facts and circumstances involved in each particular agreement.

5.5 – Contingent Assets And Contingent Liabilities

CONTINGENT ASSETS AND LIABILITIES

License and Collaboration Agreements

We are entitled to potential milestone payments and royalties on successful commercialization of products developed under license and collaboration agreements with our partners. Since the size and timing of such payments are uncertain until the milestones are reached or sales are generated, the agreements may qualify as contingent assets. However, it is impossible to measure the value of such contingent assets, and, accordingly, no such assets have been recognized.

As part of the license and collaboration agreements that Genmab has entered into, once a product is developed and commercialized, Genmab may be required to make milestone and royalty payments. It is impossible to measure the value of such future payments, but Genmab expects to generate future income from such products which will exceed any milestone and royalty payments due, and accordingly no such liabilities have been recognized.

Derivative Financial Instruments

Genmab has entered into an International Swaps and Derivatives Association master agreement. The master agreement with Genmab’s financial institution counterparty also includes a credit support annex which contains provisions that require Genmab to post collateral should the value of the derivative liabilities exceed DKK 50 million (2019: DKK 50 million). As of December 31, 2020 and 2019, Genmab has not been required to post any collateral. There were no outstanding receivables related to derivative financial instruments as of December 31, 2020 or 2019.

In addition, the agreement requires Genmab to maintain a cash position of DKK 258.5 million at all times or the counterparty has the right to terminate the agreement. Upon termination, the DKK 50 million (2019: DKK 50 million) threshold amount is no longer applicable and the value of the derivative liability, if any, could be due to the counterparty upon request.

Legal Matter – Janssen Binding Arbitration

In September 2020, Genmab commenced binding arbitration of two matters arising under its license agreement with Janssen Biotech, Inc. (Janssen) relating to daratumumab. Under the license agreement, Genmab is, among other things, entitled to royalties from Janssen on sales of daratumumab (marketed as DARZALEX® for intravenous administration and for subcutaneous administration as DARZALEX FASPRO® in the U.S. and DARZALEX® SC in Europe). The arbitration first is to settle whether Genmab is required to share in Janssen’s royalty payments to Halozyme Therapeutics, Inc. for the Halozyme enzyme technology used in the subcutaneous formulation of daratumumab. The royalties Janssen pays to Halozyme represent a mid-single digit percentage rate of subcutaneous daratumumab sales. Janssen has started reducing its royalty payments to Genmab by what it claims to be Genmab’s share of Janssen’s royalty payments to Halozyme beginning in the second quarter of 2020 and has continued to do so through December 31, 2020. The arbitration is also to settle whether Janssen’s obligation to pay royalties on sales of licensed product extends, in each applicable country, until the expiration or invalidation of the last-to-expire relevant Genmab-owned patent or the last-to-expire relevant Janssen-owned patent covering the product, as further defined and described in the license agreement.

Change of Control

In the event of a change of control, change of control clauses are included in some of our collaboration, development and license agreements as well as in service agreements for certain employees.

COLLABORATION, DEVELOPMENT AND LICENSE AGREEMENTS

Genmab has entered into collaboration, development and license agreements with external parties, which may be subject to renegotiation in case of a change of control event as specified in the individual agreements. However, any changes in the agreements are not expected to have significant influence on our financial position.

SERVICE AGREEMENTS WITH EXECUTIVE MANAGEMENT AND EMPLOYEES

The service agreements with each member of the Executive Management may be terminated by Genmab with no less than 12 months’ notice and by the member of the Executive Management with no less than six months’ notice. In the event of a change of control of Genmab, the termination notice due to the member of the Executive Management is extended to 24 months. In the event of termination by Genmab (unless for cause) or by a member of Executive Management as a result of a change of control of Genmab, Genmab is obliged to pay a member of Executive Management a compensation equal to his/her existing total salary (including benefits) for up to two years in addition to the notice period. In case of a change of control event and the termination of service agreements of the Executive Management, the total impact on our financial position is estimated to approximately DKK 105 million as of December 31, 2020 (2019: DKK 106 million).

In addition, Genmab has entered into service agreements with 18 (2019:  22) current employees according to which Genmab may become obliged to compensate the employees in connection with a change of control of Genmab. If Genmab as a result of a change of control terminates the service agreement without cause, or changes the working conditions to the detriment of the employee, the employee shall be entitled to terminate the employment relationship without further cause with one month’s notice in which case Genmab shall pay the employee a compensation equal to one-half, one or two times the employee’s existing annual salary (including benefits). In case of the change of control event and the termination of all 18 service agreements the total impact on Genmab’s consolidated financial position is estimated to approximately DKK 57 million as of December 31, 2020 (2019: DKK 75 million).

Please refer to note 4.6 for additional information regarding change of control clauses related to share-based instruments granted to the Executive Management and employees.

ACCOUNTING POLICIES

CONTINGENT ASSETS AND LIABILITIES

Contingent assets and liabilities are assets and liabilities that arose from past events but whose existence will only be confirmed by the occurrence or non-occurrence of future events that are beyond Genmab’s control.

Contingent assets and liabilities are not to be recognized in the consolidated financial statements, but are disclosed in the notes.

5.6 – Fees to Auditors Appointed at the Annual General Meeting

(DKK million)	2020	2019	2018

PricewaterhouseCoopers
Audit services	4.9	1.9	1.1
Audit-related services	1.0	2.3	0.1
Tax and VAT services	0.3	0.5	0.4
Other services	-	2.4	0.1

Total	6.2	7.1	1.7

Fees for other services than statutory audit of the financial statements provided by PricewaterhouseCoopers Statsautoriseret Revisionspartnerselskab amounted to DKK  1.3 million in 2020 (DKK 5.2 million and DKK 0.6 million in 2019 and 2018). These services primarily include tax and VAT compliance, agreed-upon procedures, opinions relating to grants, educational training and accounting advice. The increase in fees from 2018 to 2019 was driven by additional services relating to Genmab’s IPO on the Nasdaq in the U.S.

5.7 – Adjustments to Cash Flow Statements

(DKK million)	Note	2020	2019	2018

Adjustments for non-cash transactions:
Depreciation, amortization and impairment	3.1, 3.2, 3.3	259	139	88
Share-based compensation expenses	2.3, 4.6	200	147	91
Other		-	5	-

Total adjustments for non-cash transactions		459	291	179

Change in operating assets and liabilities:
Receivables		306	(1,658)	(768)
Deferred revenue		513	-	-
Other payables		168	440	134

Total change in operating assets and liabilities		987	(1,218)	(634)

5.8 – Collaborations and Technology Licenses

Collaborations

Genmab enters into collaborations with biotechnology and pharmaceutical companies to advance the development and commercialization of our product candidates and to supplement our internal pipeline. Genmab seeks collaborations that will allow Genmab to retain significant future participation in product sales through either profit-sharing or royalties paid on net sales. Below is an overview of certain of Genmab’s collaborations that have had a significant impact or are expected in the near term have a significant impact on financial results.

Janssen (Daratumumab/DARZALEX®)

In 2012, Genmab, entered into a global license, development, and commercialization agreement with Janssen for daratumumab (marketed as DARZALEX® for the treatment of multiple myeloma indications). Under this agreement, Janssen is fully responsible for developing and commercializing daratumumab and all costs associated therewith. Genmab receives tiered royalty payments between 12% and 20% based on Janssen’s annual net product sales. The royalties payable by Janssen are limited in time and subject to reduction on a country-by-country basis for customary reduction events, including upon patent expiration or invalidation in the relevant country and upon the first commercial sale of a biosimilar product in the relevant country (for as long as the biosimilar product remains for sale in that country). Pursuant to the terms of the agreement, Janssen’s obligation to pay royalties under this agreement will expire on a country-by-country basis on the later of the date that is 13 years after the first sale of daratumumab in such country or upon the expiration of the last-to-expire relevant product patent (as defined in the agreement) covering daratumumab in such country. Genmab is also eligible to receive certain additional payments in connection with development, regulatory and sales milestones.

In September 2020, Genmab commenced binding arbitration of two matters arising under its license agreement with Janssen relating to daratumumab. Under the license agreement, Genmab is, among other things, entitled to royalties from Janssen on sales of daratumumab (marketed as DARZALEX®  for intravenous administration and for subcutaneous administration as DARZALEX FASPRO® in the U.S. and DARZALEX®  SC in Europe). The arbitration first is to settle whether Genmab is required to share in Janssen’s royalty payments to Halozyme Therapeutics, Inc. for the Halozyme enzyme technology used in the subcutaneous formulation of daratumumab. The royalties Janssen pays to Halozyme represent a mid-single digit percentage rate of subcutaneous daratumumab sales. Janssen has started reducing its royalty payments to Genmab by what it claims to be Genmab’s share of Janssen’s royalty payments to Halozyme beginning in the second quarter of 2020 and has continued to do so. The arbitration is also to settle whether Janssen’s obligation to pay royalties on sales of licensed product extends, in each applicable country, until the expiration or invalidation of the last-to-expire relevant Genmab-owned patent or the last-to-expire relevant Janssen-owned patent covering the product, as further defined and described in the license agreement.

Novartis (Ofatumumab)

Genmab and GlaxoSmithKline (GSK) entered a co-development and collaboration agreement for ofatumumab in 2006. The full rights to ofatumumab were transferred from GSK to Novartis in 2015. Novartis is now fully responsible for the development and commercialization of ofatumumab in all potential indications, including autoimmune diseases. Genmab is entitled to a 10% royalty payment of net sales for non-cancer treatments. In 2020 subcutaneous ofatumumab was approved by the U.S. FDA, as Kesimpta®,  for the treatment of RMS in adults. Ofatumumab was also previously approved as Arzerra® for certain CLL indications. In 2019, the marketing authorization for Arzerra® was withdrawn in the EU and several other territories. In August 2020, Genmab announced that Novartis planned to transition Arzerra® to an oncology access program for CLL patients in the U.S. Genmab recognized USD 30 million lump sum from Novartis as payment for lost potential royalties. Ofatumumab is no longer in development for CLL.

Roche (Teprotumumab)

In May 2001, Genmab entered a collaboration with Roche to develop human antibodies to disease targets identified by Roche. In 2002, this alliance was expanded, and Roche made an equity investment in Genmab. Under the agreement, Genmab will receive milestones as well as royalty payments on successful products and, in certain circumstances, Genmab could obtain rights to develop products based on disease targets identified by Roche. Teprotumumab was created by Genmab under the collaboration with Roche and development and commercialization of the product, approved in 2020 by the U.S. FDA, as TEPEZZA®, for the treatment of thyroid eye disease, is now being conducted by Horizon Therapeutics under a license from Roche. Under the terms of Genmab’s agreement with Roche, Genmab will receive mid-single digit royalties on sales of TEPEZZA®.

Seagen (Tisotumab vedotin)

In September 2010, Genmab and Seagen entered into an ADC collaboration, and a commercial license and collaboration agreement was executed in October 2011. Under the agreement, Genmab was granted rights to utilize Seagen’s ADC technology with its human monoclonal TF antibody. Seagen was granted rights to exercise a co-development and co-commercialization option at the end of Phase I clinical development for tisotumab vedotin. In August 2017, Seagen exercised its option to co-develop and co-commercialize tisotumab vedotin with Genmab. Under the agreement, Seagen and Genmab will each be responsible for leading tisotumab vedotin commercialization activities in certain territories. In October 2020, Genmab and Seagen entered into a joint commercialization agreement. Genmab will co-promote tisotumab vedotin in the U.S., and we will lead commercial operational activities and book sales in Japan, while Seagen will lead operational commercial activities in the U.S., Europe and China with a 50:50 cost and profit split in those markets. In any other markets, Seagen will be responsible for commercializing tisotumab vedotin and Genmab will receive royalties based on a percentage of aggregate net sales ranging from the mid-teens to the mid-twenties. The companies will continue the practice of joint decision-making on the worldwide development and commercialization strategy for tisotumab vedotin.

AbbVie

On June 10, 2020, Genmab entered into a broad oncology collaboration agreement with AbbVie to jointly develop and commercialize epcoritamab, DuoHexaBody-CD37, and DuoBody-CD3x5T4 and a discovery research collaboration for future differentiated antibody therapeutics for cancer. For epcoritamab, the companies will share commercial responsibilities in the U.S. and Japan, with AbbVie responsible for further global commercialization. Genmab will be the principal for net sales in the U.S. and Japan and receive tiered royalties on remaining global sales. For DuoHexaBody-CD37, DuoBody-CD3x5T4 and any product candidates developed as a result of the companies’ discovery research collaboration, Genmab and AbbVie will share responsibilities for global development and commercialization in the U.S. and Japan. Genmab retains the right to co-commercialize these products, along with AbbVie, outside of the U.S. and Japan. For the discovery research collaboration, which combines proprietary antibodies from both companies along with Genmab’s DuoBody® technology and AbbVie’s payload and ADC technology, the companies will select and develop up to four additional differentiated next-generation antibody-based product candidates, potentially across both solid tumors and hematological malignancies. Genmab will conduct Phase 1 studies for these programs and AbbVie retains the right to opt-in to program development.

Under the terms of the agreement, Genmab received a USD 750 million upfront payment from AbbVie with the potential for Genmab to receive up to USD 3.15 billion in additional development, regulatory and sales milestone payments for all programs, as well as tiered royalties between 22% and 26% on net sales for epcoritamab outside the U.S. and Japan. Except for these royalty-bearing sales, the parties share in pre-tax profits from the sale of products on a 50:50 basis. Included in these potential milestones are up to USD 1.15 billion in payments related to clinical development and commercial success across the three existing bispecific antibody programs. In addition, and also included in these potential milestones, if all four next-generation antibody product candidates developed as a result of the discovery research collaboration are successful, Genmab is eligible to receive up to USD 2.0 billion in option exercise and success-based milestones. Genmab and AbbVie split 50:50 the development costs related to epcoritamab, DuoHexaBody-CD37 and DuoBody-CD3x5T4 while Genmab will be responsible for 100% of the costs for the discovery research programs up to opt-in.

BioNTech

In May 2015, Genmab entered an agreement with BioNTech to jointly research, develop and commercialize bispecific antibody products using Genmab’s DuoBody® technology platform. Under the terms of the agreement, BioNTech will provide proprietary antibodies against key immunomodulatory targets, while Genmab provides proprietary antibodies and access to its DuoBody® technology platform. Genmab paid an upfront fee of USD 10 million to BioNTech. If the companies jointly select any product candidates for clinical development, development costs and product ownership will be shared equally going forward. If one of the companies does not wish to move a product candidate forward, the other company is entitled to continue developing the product on predetermined licensing terms. The agreement also includes provisions which will allow the parties to opt out of joint development at key points. Genmab and BioNTech have selected two product candidates for clinical development, DuoBody-CD40x4‑1BB (GEN1042) and DuoBody-PD-L1x4‑1BB (GEN1046), both of which are now in clinical trials.

Janssen (DuoBody®)

In July 2012, Genmab entered into a collaboration with Janssen to create and develop bispecific antibodies using our DuoBody® platform. Under this original agreement, Janssen had the right to use the DuoBody® technology to create panels of bispecific antibodies (up to 10 DuoBody® programs) to multiple disease target combinations. Genmab received an upfront payment of USD 3.5 million from Janssen and will potentially be entitled to milestone and license payments of up to approximately USD 175 million, as well as royalties for each commercialized DuoBody® product.

Under the terms of a December 2013 amendment, Janssen was entitled to work on up to 10 additional programs. Genmab received an initial payment of USD 2 million from Janssen. Under the terms of the original agreement, for each of the additional programs that Janssen successfully initiates, develops and commercializes, Genmab will potentially be entitled to receive average milestone and license payments of approximately USD 191 million. In addition, Genmab will be entitled to royalties on sales of any commercialized products. All research work is funded by Janssen.

Janssen had exercised 14 licenses under this collaboration, not all of which are active, and no further options remain for use by Janssen. As of December 31, 2020, seven DuoBody® product candidates created under this collaboration were in the clinic. One of these, amivantamab, is the first product candidate created using the DuoBody® technology platform to be submitted for regulatory approval.

Immatics

In July 2018, Genmab entered into a research collaboration and exclusive license agreement with Immatics to discover and develop next-generation bispecific immunotherapies to target multiple cancer indications. Genmab received an exclusive license to three proprietary targets from Immatics, with an option to license up to two additional targets at predetermined economics. Under the terms of the agreement, Genmab paid Immatics an upfront fee of USD 54 million and Immatics is eligible to receive up to USD 550 million in development, regulatory and commercial milestone payments for each product, as well as tiered royalties on net sales.

CureVac
During December 2019, Genmab entered into a research collaboration and license agreement with CureVac AG. The strategic partnership will focus on the research and development of differentiated mRNA-based antibody products by combining CureVac’s mRNA technology and know-how with Genmab’s proprietary antibody technologies and expertise.

Under the terms of the agreement Genmab will provide CureVac with a USD 10 million upfront payment. The companies will collaborate on research to identify an initial product candidate and CureVac will contribute a portion of the overall costs for the development of this product candidate, up to the time of an Investigational New Drug Application. Genmab would thereafter be fully responsible for the development and commercialization of the potential product, in exchange for USD 280 million in development, regulatory and commercial milestones and tiered royalties in the range from mid-single digits up to low-double digits to CureVac. The agreement also includes three additional options for Genmab to obtain commercial licenses to CureVac’s mRNA technology at pre-defined terms, exercisable within a five-year period. If Genmab exercises any of these options, it would fund all research and would develop and commercialize any resulting product candidates with CureVac eligible to receive between USD 275 million and USD 368 million in development, regulatory and commercial milestone payments for each product, dependent on the specific product concept. In addition, CureVac is eligible to receive tiered royalties in the range from mid-single digits up to low double digits per product. CureVac would retain an option to participate in development and/or commercialization of one of the potential additional programs under predefined terms and conditions. Further, Genmab made a EUR 20 million equity investment in CureVac.

5.9 – Subsequent Events

No events have occurred subsequent to the balance sheet date that could significantly affect the financial statements as of December 31, 2020.